SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated U.S. Government Securities Fund: 1-3 Years. The report covers the six-month period ended August 31, 2000 and includes an investment review by the fund's portfolio manager, a complete list of holdings, and the financial statements.

This mutual fund is designed to pursue attractive yields with limited principal risk through a portfolio of shorter-maturity government securities. At the end of the reporting period, the portfolio was invested in U.S. Treasury and U.S. government obligations.

During the reporting period, the fund's Institutional Shares produced a total return of 3.44% through paid income totaling $0.298 per share and a $0.05 increase in net asset value.1 Institutional Service Shares produced a total return of 3.31% through paid income totaling $0.285 per share and a net asset value increase of $0.05 per share.1 Net assets totaled $450.8 million on August 31, 2000.

Thank you for participating in the income opportunities of short-term government securities through Federated U.S. Government Securities Fund: 1-3 Years. We welcome your comments and questions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
October 15, 2000

1 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated U.S. Government Securities Fund: 1-3 Years invests in U.S. government securities which include U.S. Treasury and agency obligations. The fund's average duration is managed within 20% of the duration of the Merrill Lynch 1-3 Year Treasury Index.1 Standard & Poor's has maintained the fund's "AAAf" credit rating.2

During the first half of the fund's semi-annual reporting period, U.S. Treasury yields continued to rise at the front end of the curve while falling dramatically at the longer end of the curve. While supply technicals, specifically Treasury buy backs and reduced issuance, drove longer-term yields lower, tighter Federal Reserve Board (the"Fed") monetary policy pushed shorter-term yields higher, resulting in an inverted Treasury coupon curve since late January 2000. The U.S. economy entered 2000 with considerable momentum, growing at a 4.8% annual rate in the first quarter and 5.6% in the second quarter. In response, the federal funds target rate was increased three times during the reporting period from 5.5% to a nine-year high of 6.5% in mid-May. Following the last Fed tightening, economic growth appeared to be moderating, and the front end of the yield curve began to reflect market expectations that the Fed's year-long tightening cycle was nearing an end. As a result, the 2- to 30-year Treasury curve ended August less inverted at a yield spread of -50 basis points versus -76 basis points in mid-May. The 2-year Treasury note yield peaked at 6.91% in mid-May before ending August at 6.16% versus 6.52% at the end of February 2000.

Although agency issuance has exceeded Treasury note and bond issuance for over two years now, the Treasury Department made it clear that Treasury securities were still the market benchmark by expressing support for proposed legislation to repeal the line of credit that government-sponsored agencies have with the Treasury. The AAA ratings of the agencies were reaffirmed and no legislative changes are on the horizon, but agencies dramatically underperformed Treasuries in March 2000 as a result. The fund's agency position was increased in late March/early April to take advantage of the significantly wider agency yield spreads versus Treasuries. Agency spreads peaked in mid-May and ended the fund's reporting period tighter but still well above early 2000 levels.

Due to continued signs of a slowing economy, the Federal Open Market Committee (FOMC) left the federal funds target rate unchanged at 6.5% at the end of June and in mid-August. The front end of the yield curve has already priced in the strong likelihood that monetary policy will remain status quo for the remainder of this year. Therefore, the fund's average duration has been at or below its neutral target and ended the reporting period at 1.4 years. The fund's Institutional Shares net total return for the six months ended August 31, 2000 was 3.44%3 versus 3.76% for the Merrill Lynch 1-3 Year Treasury Index.

1 The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. Treasury securities with maturities between 1 and 2.99 years. Investments cannot be made in an index.

2 "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults.

3 Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's Institutional Service Shares total return for the six months ended August 31, 2000 was 3.31%.

Volatility Rating

The fund has received a "volatility rating" of S1 from Standard & Poor's Ratings Services (S&P), which is current as of October 13, 2000. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S1 rating to bond funds that possess "low sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S1-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within one to three years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount		Value
	U.S. TREASURY NOTES--66.4%
$50,000,000	5.875%, 10/31/2001	$49,757,500
32,000,000	6.250%, 10/31/2001	31,977,920
29,500,000	7.500%, 11/15/2001	29,900,610
48,000,000	5.875%, 11/30/2001	47,767,200
16,600,000	6.125%, 12/31/2001	16,568,626
38,000,000	6.250%, 1/31/2002	37,985,180
29,700,000	6.375%, 1/31/2002	29,740,689
40,000,000	6.375%, 4/30/2002	40,086,400
15,600,000	6.625%, 4/30/2002	15,694,068

	TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $141,026,945)	299,478,193

	U.S. GOVERNMENT AGENCIES--31.3%
	Federal Home Loan Banks--31.3%
11,500,000	6.750%, 2/15/2002	11,511,385
42,500,000	5.125%, 2/26/2002	41,562,025
11,000,000	6.750%, 5/1/2002	11,007,590
17,000,000	7.250%, 5/15/2002	17,151,810
35,000,000	6.250%, 11/15/2002	34,662,600
25,000,000	7.000%, 2/14/2003	25,154,000

	TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $298,594,632)	141,049,410

	REPURCHASE AGREEMENT--1.3%[1]
5,735,000	Societe Generale, New York, 6.620%, dated 8/31/2000, due 9/1/2000 (at amortized cost)	5,735,000

	TOTAL INVESTMENTS (IDENTIFIED COST $445,356,577)[2]	$446,262,603

1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

2 The cost of investments for federal tax purposes amounts to $445,356,577. The net unrealized appreciation of investments on a federal tax basis amounts to $906,026 which is comprised of $1,524,460 appreciation and $618,434 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($450,771,334) at August 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $445,356,577)		$446,262,603
Cash		462,413
Income receivable		6,213,838
Receivable for shares sold		216,431

TOTAL ASSETS		453,155,285

Liabilities:
Payable for shares redeemed	$73,135
Income distribution payable	2,223,858
Accrued expenses	86,958

TOTAL LIABILITIES		2,383,951

Net assets for 43,657,969 shares outstanding		$450,771,334

Net Assets Consist of:
Paid in capital		$468,126,466
Net unrealized appreciation of investments		906,026
Accumulated net realized loss on investments		(18,274,441)
Undistributed net investment income		13,283

TOTAL NET ASSETS		$450,771,334

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$406,291,002 ÷ 39,349,983 shares outstanding		$10.33

Institutional Service Shares:
$44,480,332 ÷ 4,307,986 shares outstanding		$10.33

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Interest			$14,687,218

Expenses:
Investment adviser fee		$937,778
Administrative personnel and services fee		176,537
Custodian fees		13,598
Transfer and dividend disbursing agent fees and expenses		51,593
Directors'/Trustees' fees		9,478
Auditing fees		6,564
Legal fees		1,990
Portfolio accounting fees		52,440
Distribution services fee--Institutional Service Shares		44,228
Shareholder services fee--Institutional Shares		541,883
Shareholder services fee--Institutional Service Shares		44,228
Share registration costs		20,267
Printing and postage		12,549
Miscellaneous		7,153

TOTAL EXPENSES		1,920,286

Waivers:
Waiver of investment adviser fee	$(7,766)
Waiver of distribution services fee--Institutional Service Shares	(42,459)
Waiver of shareholder services fee--Institutional Shares	(541,883)
Waiver of shareholder services fee--Institutional Service Shares	(1,769)

TOTAL WAIVERS		(593,877)

Net expenses			1,326,409

Net investment income			13,360,809

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,995,370)
Net change in unrealized depreciation of investments			5,081,573

Net realized and unrealized gain on investments			2,086,203

Change in net assets resulting from operations			$15,447,012

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February, 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$13,360,809	$25,402,993
Net realized loss on investments ($(2,995,370) and $(6,837,276), respectively, as computed for federal tax purposes)	(2,995,370)	(8,525,666)
Net change in unrealized depreciation of investments	5,081,573	389,793

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	15,447,012	17,267,120

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(12,446,924)	(23,574,560)
Institutional Service Shares	(973,191)	(1,757,030)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,420,115)	(25,331,590)

Share Transactions:
Proceeds from sale of shares	121,017,118	233,175,837
Net asset value of shares issued to shareholders in payment of distributions declared	6,719,497	13,791,254
Cost of shares redeemed	(169,754,004)	(389,985,226)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(42,017,389)	(143,018,135)

Change in net assets	(39,990,492)	(151,082,605)

Net Assets:
Beginning of period	490,761,826	641,844,431

End of period (including undistributed net investment income of $13,283 and $72,589, respectively)	$450,771,334	$490,761,826

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.28	$10.44	$10.41	$10.32	$10.38	$10.25
Income From Investment Operations:
Net investment income	0.30	0.50	0.50	0.56	0.54	0.61
Net realized and unrealized gain (loss) on investments	0.05	(0.16)	0.03	0.09	(0.06)	0.13

TOTAL FROM INVESTMENT OPERATIONS	0.35	0.34	0.53	0.65	0.48	0.74

Less Distributions:
Distributions from net investment income	(0.30)	(0.50)	(0.50)	(0.56)	(0.54)	(0.61)

Net Asset Value, End of Period	$10.33	$10.28	$10.44	$10.41	$10.32	$10.38

Total Return[1]	3.44%	3.29%	5.19%	6.41%	4.78%	7.41%

Ratios to Average Net Assets:

Expenses	0.55%[2]	0.54%	0.54%	0.54%	0.54%	0.54%

Net investment income	5.71%[2]	4.81%	4.78%	5.36%	5.26%	5.91%

Expense waiver/reimbursement[3]	0.25%[2]	0.28%	0.27%	0.26%	0.27%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$406,291	$461,506	$591,317	$597,549	$701,498	$697,692

Portfolio turnover	69%	171%	207%	118%	145%	142%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 28 or 29,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.28	$10.44	$10.41	$10.32	$10.38	$10.25
Income From Investment Operations:
Net investment income	0.28	0.48	0.47	0.53	0.52	0.59
Net realized and unrealized gain (loss) on investments	0.06	(0.17)	0.03	0.09	(0.06)	0.13

TOTAL FROM INVESTMENT OPERATIONS	0.34	0.31	0.50	0.62	0.46	0.72

Less Distributions:
Distributions from net investment income	(0.29)	(0.47)	(0.47)	(0.53)	(0.52)	(0.59)

Net Asset Value, End of Period	$10.33	$10.28	$10.44	$10.41	$10.32	$10.38

Total Return[1]	3.31%	3.03%	4.93%	6.15%	4.52%	7.14%

Ratios to Average Net Assets:

Expenses	0.80%[2]	0.79%	0.79%	0.79%	0.79%	0.79%

Net investment income	5.51%[2]	4.48%	4.50%	5.11%	5.01%	5.68%

Expense waiver/reimbursement[3]	0.25%[2]	0.28%	0.27%	0.26%	0.27%	0.26%

Supplemental Data:

Net assets, end of period (000 omitted)	$44,480	$29,255	$50,527	$33,631	$29,181	$26,432

Portfolio turnover	69%	171%	207%	118%	145%	142%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 1-3 Years (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $13,569,147, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$6,731,871

2008	$ 6,837,276

Additionally, net capital losses of $1,709,924 attributable to security transactions incurred after October 31, 1999 are treated as arising on March 1, 2000, the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in Shares were as follows:

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	8,990,979	$92,477,908	21,032,474	$218,380,240
Shares issued to shareholders in payment of distributions declared	597,857	6,142,302	1,196,953	12,406,486
Shares redeemed	(15,142,250)	(155,679,494)	(33,940,516)	(353,127,027)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,553,414)	$(57,059,284)	(11,711,089)	$(122,340,301)

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,773,527	$28,539,210	1,425,585	$14,795,597
Shares issued to shareholders in payment of distributions declared	56,163	577,195	133,351	1,384,768
Shares redeemed	(1,368,200)	(14,074,510)	(3,550,127)	(36,858,199)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	1,461,490	15,041,895	(1,991,191)	$(20,677,834)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,091,924)	$(42,017,389)	(13,702,280)	$(143,018,135)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended August 31, 2000, were as follows:

Purchases	$315,609,396

Sales	$358,910,553

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

RICHARD B. FISHER

Vice President

SUSAN M. NASON

Vice President

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated U.S. Government Securities Fund: 1-3 Years

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

AUGUST 31, 2000

Federated
Federated U.S. Government Securities Fund: 1-3 Years
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428M100
Cusip 31428M209

G01436-01 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.